SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2017
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A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2121 Rosecrans Ave. Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code:  (310) 587-1477
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

The disclosure in Item 8.01(a) (4) is incorporated herein by reference.

Item 8.01. Other Events.

(a)	Results of Annual Meeting

1. At the annual meeting of stockholders held on November 2, 2017 (the “2017 Annual Meeting”), the Company's stockholders elected the following persons to the Company's Board of Directors, to hold office for a term of one year and until their respective successors have been duly elected and qualified:

Joel R. Anderson
Jeffrey D. Benjamin
Ellis Landau
Beverley Lepine
William Montgomery
John U. Moorhead
Jess M. Ravich
Gregory N. Roberts

2. At the 2017 Annual Meeting, the Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

3. At the 2017 Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation to the named executive officers of the Company for the fiscal year ending June 30, 2017.

4. At the 2017 Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2014 Stock Award and Incentive Plan (the “2014 Plan”), to (i) increase the available shares authorized for issuance under the 2014 Plan by 525,000 shares, (ii) extend the term of the 2014 Plan until 2027, and (iii) eliminate provisions that add back to the share reserve shares surrendered or withheld to pay the exercise price of an option or withheld to cover tax withholding obligations for any type of award, and shares as to which a stock appreciation right is exercised that exceed the number of shares actually delivered. In addition, stockholder approval of the amended and restated 2014 Plan constituted reapproval of the material terms of the 2014 Plan’s performance goals and related terms for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, which is intended to preserve the ability of A-Mark to claim tax deductions for compensation to certain executive officers under the 2014 Plan.

(b)	Appointment of Committee Members and Re-Appointment of Officers

At the Company's Board of Directors meeting held on November 2, 2017, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman
Beverley Lepine
William Montgomery
John U. Moorhead

Compensation Committee

John U. Moorhead, Chairman
Ellis Landau
Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman
William Montgomery
John U. Moorhead

In addition, the Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Chief Executive Officer            Greg Roberts

President                Thor Gjerdrum

Chief Financial Officer and         Cary Dickson
Executive Vice President

Executive Vice President, Controller     Kathleen Simpson-Taylor
And Assistant Secretary

General Counsel, Executive         Carol Meltzer
Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2017

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary